# CHANGE IN TERMS AGREEMENT

| Principal | Loan Date | Maturity | Loan No | Call / Coll | Account | Officer | Initials |
|---|---|---|---|---|---|---|---|
| $5,000,000.00 | 04-11-2014 | 04-14-2015 | 32511756 | | | JFS | |

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

**Borrower:** Marrone Michigan Manufacturing, LLC, a Delaware limited liability company
Marrone Bio Innovations, Inc., a Delaware corporation
2121 Second Street, Suite B-107
Davis, CA 95618

**Lender:** Five Star Bank
Rocklin Office
6810 Five Star Blvd., Suite 100
P.O. Box 779000
Rocklin, CA 95677

**Principal Amount: $5,000,000.00** **Date of Agreement: April 28, 2014**

**DESCRIPTION OF EXISTING INDEBTEDNESS.** A Promissory Note dated April 11, 2014 and a Change in Terms Agreement dated April 14, 2014, both executed by Borrower in favor of Lender.

**DESCRIPTION OF COLLATERAL.** An assignment of deposit account executed by Borrower in favor of Lender.

**DESCRIPTION OF CHANGE IN TERMS.** To increase the credit line amount from $3,000,000.00 to $5,000,00000.

**PROMISE TO PAY.** Marrone Michigan Manufacturing, LLC, a Delaware limited liability company; and Marrone Bio Innovations, Inc., a Delaware corporation ("Borrower") jointly and severally promise to pay to Five Star Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of Five Million & 00/100 Dollars ($5,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance, calculated as described in the "INTEREST CALCULATION METHOD" paragraph using an interest rate of 1.500%. Interest shall be calculated from the date of each advance until repayment of each advance. The interest rate may change under the terms and conditions of the "INTEREST AFTER DEFAULT" section.

**PAYMENT.** Borrower will pay this loan in full immediately upon Lender's demand. If no demand is made, Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on April 14, 2015. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning May 14, 2014, with all subsequent interest payments to be due on the same day of each month after that. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any late charges; and then to any unpaid collection costs. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. All payments must be made in U.S. dollars and must be received by Lender consistent with any written payment instructions provided by Lender. If a payment is made consistent with Lender's payment instructions but received after 4:00 pm Pacific Time, Lender will credit Borrower's payment on the next business day.

**INTEREST CALCULATION METHOD.** Interest on this loan is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this loan is computed using this method. This calculation method results in a higher effective interest rate than the numeric interest rate stated in the loan documents.

**PREPAYMENT.** Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Agreement, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Five Star Bank, Rocklin Office, 6810 Five Star Blvd., Suite 100, P.O. Box 779000, Rocklin, CA 95677.

**LATE CHARGE.** If a payment is 10 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment.

**INTEREST AFTER DEFAULT.** Upon default, the interest rate on this loan shall, if permitted under applicable law, immediately become 18.000%.

**DEFAULT.** Each of the following shall constitute an Event of Default under this Agreement:

**Payment Default.** Borrower fails to make any payment when due under the Indebtedness.

**Other Defaults.** Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

**Default in Favor of Third Parties.** Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or ability to perform Borrower's obligations under this Agreement or any of the Related Documents.

**False Statements.** Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

**Insolvency.** The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

**Creditor or Forfeiture Proceedings.** Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

**Events Affecting Guarantor.** Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the Indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness evidenced by this Note.

**Change In Ownership.** Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

**Adverse Change.** A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

**Insecurity.** Lender in good faith believes itself insecure.

**Cure Provisions.** If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Agreement within the preceding twelve (12) months, it may be cured if Borrower, after Lender sends written notice to Borrower demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

**LENDER'S RIGHTS.** Upon default, Lender may declare the entire unpaid principal balance under this Agreement and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

**ATTORNEYS' FEES; EXPENSES.** Lender may hire or pay someone else to help collect this Agreement if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. Borrower also will pay any court costs, in addition to all other sums provided by law.

**GOVERNING LAW.** This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of California.

**CHOICE OF VENUE.** If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Sacramento

endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Agreement are joint and several.

**PRIOR TO SIGNING THIS AGREEMENT, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. EACH BORROWER AGREES TO THE TERMS OF THE AGREEMENT.**

**BORROWER:**

**MARRONE MICHIGAN MANUFACTURING, LLC, A DELAWARE LIMITED LIABILITY COMPANY**

**MARRONE BIO INNOVATIONS, INC., A DELAWARE CORPORATION, Member of Marrone Michigan Manufacturing, LLC, a Delaware limited liability company**

By: ______________________________
Pamela G. Marrone, President of Marrone Bio Innovations, Inc., a Delaware corporation

By: ______________________________
James Boyd, Chief Financial Officer of Marrone Bio Innovations, Inc., a Delaware corporation

**MARRONE BIO INNOVATIONS, INC., A DELAWARE CORPORATION**

By: ______________________________
Pamela G. Marrone, President of Marrone Bio Innovations, Inc., a Delaware corporation

By: ______________________________
James Boyd, Chief Financial Officer of Marrone Bio Innovations, Inc., a Delaware corporation

# CHANGE IN TERMS AGREEMENT

| Principal | Loan Date | Maturity | Loan No | Call / Coll | Account | Officer | Initials |
|---|---|---|---|---|---|---|---|
| $3,000,000.00 | 04-11-2014 | 04-14-2015 | 32511756 | | | JFS | |

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing "***" has been omitted due to text length limitations.

| | | | |
|---|---|---|---|
| **Borrower:** | Marrone Michigan Manufacturing, LLC, a Delaware limited liability company<br>Marrone Bio Innovations, Inc., a Delaware corporation<br>2121 Second Street, Suite B-107<br>Davis, CA 95618 | **Lender:** | Five Star Bank<br>Rocklin Office<br>6810 Five Star Blvd., Suite 100<br>P.O. Box 779000<br>Rocklin, CA 95677 |

**Principal Amount: $3,000,000.00** **Date of Agreement: April 14, 2014**

DESCRIPTION OF EXISTING INDEBTEDNESS. A Promissory Note dated April 11, 2014 executed by Borrower in favor of Lender.

DESCRIPTION OF COLLATERAL. An Assignment of Deposit account executed by Borrower in favor of Lender.

DESCRIPTION OF CHANGE IN TERMS. To modify the terms of the Promissory Note from a Single Payment loan to a Revolving Line of Credit.

PROMISE TO PAY. Marrone Michigan Manufacturing, LLC, a Delaware limited liability company; and Marrone Bio Innovations, Inc., a Delaware corporation ("Borrower") jointly and severally promise to pay to Five Star Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of Three Million & 00/100 Dollars ($3,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance, calculated as described in the "INTEREST CALCULATION METHOD" paragraph using an interest rate of 1.500%. Interest shall be calculated from the date of each advance until repayment of each advance. The interest rate may change under the terms and conditions of the "INTEREST AFTER DEFAULT" section.

PAYMENT. Borrower will pay this loan in full immediately upon Lender's demand. If no demand is made, Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on April 14, 2015. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning May 14, 2014, with all subsequent interest payments to be due on the same day of each month after that. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any late charges; and then to any unpaid collection costs. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. All payments must be made in U.S. dollars and must be received by Lender consistent with any written payment instructions provided by Lender. If a payment is made consistent with Lender's payment instructions but received after 4:00 pm Pacific Time, Lender will credit Borrower's payment on the next business day.

INTEREST CALCULATION METHOD. Interest on this loan is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this loan is computed using this method. This calculation method results in a higher effective interest rate than the numeric interest rate stated in the loan documents.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. - Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Agreement, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Five Star Bank, Rocklin Office, 6810 Five Star Blvd., Suite 100, P.O. Box 779000, Rocklin, CA 95677.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment.

INTEREST AFTER DEFAULT. Upon default, the interest rate on this loan shall, if permitted under applicable law, immediately become 5.500%.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Payment Default. Borrower fails to make any payment when due under the Indebtedness.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or ability to perform Borrower's obligations under this Agreement or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the indebtedness evidenced by this Note.

Insecurity. Lender in good faith believes itself insecure.

Cure Provisions. If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Agreement within the preceding twelve (12) months, it may be cured if Borrower, after Lender sends written notice to Borrower demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance under this Agreement and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Agreement if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction),

and appeals. Borrower also will pay any court costs, in addition to all other sums provided by law.

**GOVERNING LAW.** This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of California.

**CHOICE OF VENUE.** If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Sacramento County, State of California.

**RIGHT OF SETOFF.** To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

**COLLATERAL.** Borrower acknowledges this Agreement is secured by the following collateral described in the security instrument listed herein: deposit accounts described in an Assignment of Deposit Account dated April 14, 2014.

**LINE OF CREDIT.** This Agreement evidences a revolving line of credit. Advances under this Agreement may be requested either orally or in writing by Borrower or as provided in this paragraph. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following person or persons are authorized to request advances and authorize payments under the line of credit until Lender receives from Borrower, at Lender's address shown above, written notice of revocation of such authority: Pamela G. Marrone, President of Marrone Bio Innovations, Inc., a Delaware corporation, Member of Marrone Michigan Manufacturing, LLC, a Delaware limited liability company; and/or James Boyd, Chief Financial Officer of Marrone Bio Innovations, Inc., a Delaware corporation, Member of Marrone Michigan Manufacturing, LLC, a Delaware limited liability company; and/or Pamela G. Marrone, President of Marrone Bio Innovations, Inc., a Delaware corporation; and/or James Boyd, Chief Financial Officer of Marrone Bio Innovations, Inc., a Delaware corporation. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Agreement at any time may be evidenced by endorsements on this Agreement or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Agreement if: (A) Borrower or any guarantor is in default under the terms of this Agreement or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Agreement; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Agreement or any other loan with Lender; (D) Borrower has applied funds provided pursuant to this Agreement for purposes other than those authorized by Lender; or (E) Lender in good faith believes itself insecure.

**CONTINUING VALIDITY.** Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

**SUCCESSORS AND ASSIGNS.** Subject to any limitations stated in this Agreement on transfer of Borrower's interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Borrower, Lender, without notice to Borrower, may deal with Borrower's successors with reference to this Agreement and the indebtedness by way of forbearance or extension without releasing Borrower from the obligations of this Agreement or liability under the indebtedness.

**NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES.** Please notify us if we report any inaccurate information about your account(s) to a consumer reporting agency. Your written notice describing the specific inaccuracy(ies) should be sent to us at the following address: Five Star Bank Note Department P.O. Box 779000 Rocklin, CA 95677.

**MISCELLANEOUS PROVISIONS.** This Agreement is payable on demand. The inclusion of specific default provisions or rights of Lender shall not preclude Lender's right to declare payment of this Agreement on its demand. If any part of this Agreement cannot be enforced, this fact will not affect the rest of the Agreement. Lender may delay or forgo enforcing any of its rights or remedies under this Agreement without losing them. Each Borrower understands and agrees that, with or without notice to Borrower, Lender may with respect to any other Borrower (a) make one or more additional secured or unsecured loans or otherwise extend additional credit; (b) alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of any indebtedness, including increases and decreases of the rate of interest on the indebtedness; (c) exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any security, with or without the substitution of new collateral; (d) apply such security and direct the order or manner of sale thereof, including without limitation, any non-judicial sale permitted by the terms of the controlling security agreements, as Lender in its discretion may determine; (e) release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; and (f) determine how, when and what application of payments and credits shall be made on any other indebtedness owing by such other Borrower. Borrower and any other person who signs, guarantees or endorses this Agreement, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Agreement, and unless otherwise expressly stated in writing, no party who signs this Agreement, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Agreement are joint and several.

**PRIOR TO SIGNING THIS AGREEMENT, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. EACH BORROWER AGREES TO THE TERMS OF THE AGREEMENT.**

**BORROWER:**

**MARRONE MICHIGAN MANUFACTURING, LLC, A DELAWARE LIMITED LIABILITY COMPANY**

**MARRONE BIO INNOVATIONS, INC., A DELAWARE CORPORATION,** Member of Marrone Michigan Manufacturing, LLC, a Delaware limited liability company

By: ______________________
Pamela G. Marrone, President of Marrone Bio Innovations, Inc., a Delaware corporation

By: ______________________
James Boyd, Chief Financial Officer of Marrone Bio Innovations, Inc., a Delaware corporation

**MARRONE BIO INNOVATIONS, INC., A DELAWARE CORPORATION**

By: ______________________
Pamela G. Marrone, President of Marrone Bio Innovations, Inc., a Delaware corporation

By: ______________________
James Boyd, Chief Financial Officer of Marrone Bio Innovations, Inc., a Delaware corporation

# ASSIGNMENT OF DEPOSIT ACCOUNT

| Principal | Loan Date | Maturity | Loan No | Call / Coll | Account | Officer | Initials |
|---|---|---|---|---|---|---|---|
| $3,000,000.00 | 04-11-2014 | 04-14-2015 | 32511756 | | | JFS | |

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

**Grantor:** Marrone Michigan Manufacturing, LLC, a Delaware limited liability company
Marrone Bio Innovations, Inc., a Delaware corporation
2121 Second Street, Suite B-107
Davis, CA 95618

**Lender:** Five Star Bank
Rocklin Office
6810 Five Star Blvd., Suite 100
P.O. Box 779000
Rocklin, CA 95677

**THIS ASSIGNMENT OF DEPOSIT ACCOUNT dated April 11, 2014, is made and executed between Marrone Michigan Manufacturing, LLC, a Delaware limited liability company; and Marrone Bio Innovations, Inc., a Delaware corporation ("Grantor") and Five Star Bank ("Lender").**

**ASSIGNMENT.** For valuable consideration, Grantor assigns and grants to Lender a security interest in the Collateral, including without limitation the deposit accounts described below, to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

**COLLATERAL DESCRIPTION.** The word "Collateral" means the following described deposit account ("Account"):

**Checking Account Number 3207784 with Lender**

together with (A) all interest, whether now accrued or hereafter accruing; (B) all additional deposits hereafter made to the Account; (C) any and all proceeds from the Account; and (D) all renewals, replacements and substitutions for any of the foregoing.

In addition, the word "Collateral" includes all of Grantor's property (however owned if owned by more than one person or entity), in Lender's possession (or in the possession of a third party subject to Lender's control), whether existing now or later and whether tangible or intangible in character, including without limitation each and all of the following:

**(A) All property to which Lender acquires title or documents of title.**

**(B) All property assigned to Lender.**

**(C) All promissory notes, bills of exchange, stock certificates, bonds, savings passbooks, time certificates of deposit, insurance policies, and all other instruments and evidences of an obligation.**

**(D) All records relating to any of the property described in this Collateral section, whether in the form of writing, microfilm, microfiche, or electronic media.**

**RIGHT OF SETOFF.** To the extent permitted by applicable law, Lender reserves a right of setoff in all Grantor's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Grantor holds jointly with someone else and all accounts Grantor may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

**GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL.** With respect to the Collateral, Grantor represents and promises to Lender that:

**Ownership.** Grantor is the lawful owner of the Collateral free and clear of all loans, liens, encumbrances, and claims except as disclosed to and accepted by Lender in writing.

**Right to Grant Security Interest.** Grantor has the full right, power, and authority to enter into this Agreement and to assign the Collateral to Lender.

**No Prior Assignment.** Grantor has not previously granted a security interest in the Collateral to any other creditor.

**No Further Transfer.** Grantor shall not sell, assign, encumber, or otherwise dispose of any of Grantor's rights in the Collateral except as provided in this Agreement.

**No Defaults.** There are no defaults relating to the Collateral, and there are no offsets or counterclaims to the same. Grantor will strictly and promptly do everything required of Grantor under the terms, conditions, promises, and agreements contained in or relating to the Collateral.

**Proceeds.** Any and all replacement or renewal certificates, instruments, or other benefits or proceeds related to the Collateral that are received by Grantor shall be held by Grantor in trust for Lender and immediately shall be delivered by Grantor to Lender to be held as part of the Collateral.

**Validity; Binding Effect.** This Agreement is binding upon Grantor and Grantor's successors and assigns and is legally enforceable in accordance with its terms.

**Financing Statements.** Grantor authorizes Lender to file a UCC financing statement, or alternatively, a copy of this Agreement to perfect Lender's security interest. At Lender's request, Grantor additionally agrees to sign all other documents that are necessary to perfect, protect, and continue Lender's security interest in the Property. Grantor will pay all filing fees, title transfer fees, and other fees and costs involved unless prohibited by law or unless Lender is required by law to pay such fees and costs. Grantor irrevocably appoints Lender to execute documents necessary to transfer title if there is a default. Lender may file a copy of this Agreement as a financing statement.

**LENDER'S RIGHTS AND OBLIGATIONS WITH RESPECT TO THE COLLATERAL.** While this Agreement is in effect, Lender may retain the rights to possession of the Collateral, together with any and all evidence of the Collateral, such as certificates or passbooks. This Agreement will remain in effect until (a) there no longer is any Indebtedness owing to Lender; (b) all other obligations secured by this Agreement have been fulfilled; and (c) Grantor, in writing, has requested from Lender a release of this Agreement.

**LENDER'S EXPENDITURES.** If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor's failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity. The Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

**LIMITATIONS ON OBLIGATIONS OF LENDER.** Lender shall use ordinary reasonable care in the physical preservation and custody of any certificate or passbook for the Collateral but shall have no other obligation to protect the Collateral or its value. In particular, but without limitation, Lender shall have no responsibility (A) for the collection or protection of any income on the Collateral; (B) for the preservation of rights against issuers of the Collateral or against third persons; (C) for ascertaining any maturities, conversions, exchanges, offers, tenders, or similar matters relating to the Collateral; nor (D) for informing the Grantor about any of the above, whether or not Lender has or is deemed to have knowledge of such matters.

**DEFAULT.** Each of the following shall constitute an Event of Default under this Agreement:

**Payment Default.** Grantor fails to make any payment when due under the Indebtedness.

**Other Defaults.** Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Grantor.

**Default in Favor of Third Parties.** Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Grantor's property or ability to perform Grantor's obligations under this Agreement or any of the Related Documents.

**False Statements.** Any warranty, representation or statement made or furnished to Lender by Grantor or on Grantor's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

**Defective Collateralization.** This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

**Insolvency.** The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

**Creditor or Forfeiture Proceedings.** Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of Grantor's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

**Events Affecting Guarantor.** Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the Indebtedness or guarantor, endorser, surety, or accommodation party dies or becomes incompetent or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

**Adverse Change.** A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

**Insecurity.** Lender in good faith believes itself insecure.

**Cure Provisions.** If any default, other than a default in payment is curable and if Grantor has not been given a notice of a breach of the same provision of this Agreement within the preceding twelve (12) months, it may be cured if Grantor, after Lender sends written notice to Grantor demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

**RIGHTS AND REMEDIES ON DEFAULT.** Upon the occurrence of an Event of Default, or at any time thereafter, Lender may exercise any one or more of the following rights and remedies, in addition to any rights or remedies that may be available at law, in equity, or otherwise:

**Accelerate Indebtedness.** Lender may declare all Indebtedness of Grantor to Lender immediately due and payable, without notice of any kind to Grantor.

**Application of Account Proceeds.** Lender may take directly all funds in the Account and apply them to the Indebtedness. If the Account is subject to an early withdrawal penalty, that penalty shall be deducted from the Account before its application to the Indebtedness, whether the Account is with Lender or some other institution. Any excess funds remaining after application of the Account proceeds to the Indebtedness will be paid to Grantor as the interests of Grantor may appear. Grantor agrees, to the extent permitted by law, to pay any deficiency after application of the proceeds of the Account to the Indebtedness. Lender also shall have all the rights of a secured party under the California Uniform Commercial Code, even if the Account is not otherwise subject to such Code concerning security interests, and the parties to this Agreement agree that the provisions of the Code giving rights to a secured party shall nonetheless be a part of this Agreement.

**Transfer Title.** Lender may effect transfer of title upon sale of all or part of the Collateral. For this purpose, Grantor irrevocably appoints Lender as Grantor's attorney-in-fact to execute endorsements, assignments and instruments in the name of Grantor and each of them (if more than one) as shall be necessary or reasonable.

**Other Rights and Remedies.** Lender shall have and may exercise any or all of the rights and remedies of a secured creditor under the provisions of the California Uniform Commercial Code, at law, in equity, or otherwise.

**Deficiency Judgment.** If permitted by applicable law, Lender may obtain a judgment for any deficiency remaining in the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this section.

**Election of Remedies.** Except as may be prohibited by applicable law, all of Lender's rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies.

**Cumulative Remedies.** All of Lender's rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

**MISCELLANEOUS PROVISIONS.** The following miscellaneous provisions are a part of this Agreement:

**Amendments.** This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

**Attorneys' Fees; Expenses.** Grantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

**Caption Headings.** Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

**Governing Law. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of California.**

**Choice of Venue.** If there is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of Sacramento County, State of California.

**Joint and Several Liability.** All obligations of Grantor under this Agreement shall be joint and several, and all references to Grantor shall mean each and every Grantor. This means that each Grantor signing below is responsible for all obligations in this Agreement. Where any one or more of the parties is a corporation, partnership, limited liability company or similar entity, it is not necessary for Lender to inquire into the powers of any of the officers, directors, partners, members, or other agents acting or purporting to act on the entity's behalf, and any obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Agreement.

**Preference Payments.** Any monies Lender pays because of an asserted preference claim in Grantor's bankruptcy will become a part of the Indebtedness and, at Lender's option, shall be payable by Grantor as provided in this Agreement.

**No Waiver by Lender.** Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

**Notices.** Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written

notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address. Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

**Power of Attorney.** Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following: (1) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (2) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (3) to settle or compromise any and all claims arising under the Collateral, and in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (4) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

**Waiver of Co-Obligor's Rights.** If more than one person is obligated for the Indebtedness, Grantor irrevocably waives, disclaims and relinquishes all claims against such other person which Grantor has or would otherwise have by virtue of payment of the Indebtedness or any part thereof, specifically including but not limited to all rights of indemnity, contribution or exoneration.

**Severability.** If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any person or circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other person or circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

**Successors and Assigns.** Subject to any limitations stated in this Agreement on transfer of Grantor's interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Agreement or liability under the Indebtedness.

**Survival of Representations and Warranties.** All representations, warranties, and agreements made by Grantor in this Agreement shall survive the execution and delivery of this Agreement, shall be continuing in nature, and shall remain in full force and effect until such time as Grantor's Indebtedness shall be paid in full.

**Time is of the Essence.** Time is of the essence in the performance of this Agreement.

**DEFINITIONS.** The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

**Account.** The word "Account" means the deposit account described in the "Collateral Description" section.

**Agreement.** The word "Agreement" means this Assignment of Deposit Account, as this Assignment of Deposit Account may be amended or modified from time to time, together with all exhibits and schedules attached to this Assignment of Deposit Account from time to time.

**Borrower.** The word "Borrower" means Marrone Michigan Manufacturing, LLC, a Delaware limited liability company; and Marrone Bio Innovations, Inc., a Delaware corporation and includes all co-signers and co-makers signing the Note and all their successors and assigns.

**Collateral.** The word "Collateral" means all of Grantor's right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement.

**Default.** The word "Default" means the Default set forth in this Agreement in the section titled "Default".

**Event of Default.** The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

**Grantor.** The word "Grantor" means Marrone Michigan Manufacturing, LLC, a Delaware limited liability company; and Marrone Bio Innovations, Inc., a Delaware corporation.

**Guaranty.** The word "Guaranty" means the guaranty from guarantor, endorser, surety, or accommodation party to Lender, including without limitation a guaranty of all or part of the Note.

**Indebtedness.** The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents.

**Lender.** The word "Lender" means Five Star Bank, its successors and assigns.

**Note.** The word "Note" means the Note dated April 11, 2014 and executed by Marrone Michigan Manufacturing, LLC, a Delaware limited liability company; and Marrone Bio Innovations, Inc., a Delaware corporation in the principal amount of $3,000,000.00, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

**Property.** The word "Property" means all of Grantor's right, title and interest in and to all the Property as described in the "Collateral Description" section of this Agreement.

**Related Documents.** The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

**GRANTOR HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS ASSIGNMENT OF DEPOSIT ACCOUNT AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED APRIL 11, 2014.**

**GRANTOR:**

**MARRONE MICHIGAN MANUFACTURING, LLC, A DELAWARE LIMITED LIABILITY COMPANY**

**MARRONE BIO INNOVATIONS, INC., A DELAWARE CORPORATION, Member of Marrone Michigan Manufacturing, LLC, a Delaware limited liability company**

By: [signature]
Pamela G. Marrone, President of Marrone Bio Innovations, Inc., a Delaware corporation

By: [signature]
James Boyd, Chief Financial Officer of Marrone Bio Innovations, Inc., a Delaware corporation

**MARRONE BIO INNOVATIONS, INC., A DELAWARE CORPORATION**

By: [signature]
Pamela G. Marrone, President of Marrone Bio Innovations, Inc., a Delaware corporation

By: [signature]
James Boyd, Chief Financial Officer of Marrone Bio Innovations, Inc., a Delaware corporation

LENDER:

FIVE STAR BANK

X ______________________________
Authorized Signer

# PROMISSORY NOTE

| Principal | Loan Date | Maturity | Loan No | Call / Coll | Account | Officer | Initials |
|---|---|---|---|---|---|---|---|
| $3,000,000.00 | 04-11-2014 | 04-14-2015 | 32511756 | | | JFS | |

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing "***" has been omitted due to text length limitations.

**Borrower:** Marrone Michigan Manufacturing, LLC, a Delaware limited liability company
Marrone Bio Innovations, Inc., a Delaware corporation
2121 Second Street, Suite B-107
Davis, CA 95618

**Lender:** Five Star Bank
Rocklin Office
6810 Five Star Blvd., Suite 100
P.O. Box 779000
Rocklin, CA 95677

**Principal Amount: $3,000,000.00** **Date of Note: April 11, 2014**

**PROMISE TO PAY.** Marrone Michigan Manufacturing, LLC, a Delaware limited liability company; and Marrone Bio Innovations, Inc., a Delaware corporation ("Borrower") jointly and severally promise to pay to Five Star Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of Three Million & 00/100 Dollars ($3,000,000.00), together with interest on the unpaid principal balance from April 14, 2014, calculated as described in the "INTEREST CALCULATION METHOD" paragraph using an interest rate of 1.500%, until paid in full. The interest rate may change under the terms and conditions of the "INTEREST AFTER DEFAULT" section.

**PAYMENT.** Borrower will pay this loan in full immediately upon Lender's demand. If no demand is made, Borrower will pay this loan in one principal payment of $3,000,000.00 plus interest on April 14, 2015. This payment due on April 14, 2015, will be for all principal and all accrued interest not yet paid. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning May 14, 2014, with all subsequent interest payments to be due on the same day of each month after that. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any late charges; and then to any unpaid collection costs. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. All payments must be made in U.S. dollars and must be received by Lender consistent with any written payment instructions provided by Lender. If a payment is made consistent with Lender's payment instructions but received after 4:00 pm Pacific Time, Lender will credit Borrower's payment on the next business day.

**INTEREST CALCULATION METHOD.** Interest on this Note is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this Note is computed using this method. This calculation method results in a higher effective interest rate than the numeric interest rate stated in this Note.

**PREPAYMENT.** Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Five Star Bank, Rocklin Office, 6810 Five Star Blvd., Suite 100, P.O. Box 779000, Rocklin, CA 95677.

**LATE CHARGE.** If a payment is 10 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment.

**INTEREST AFTER DEFAULT.** Upon default, the interest rate on this Note shall, if permitted under applicable law, immediately become 5.500%.

**DEFAULT.** Each of the following shall constitute an event of default ("Event of Default") under this Note:

**Payment Default.** Borrower fails to make any payment when due under this Note.

**Other Defaults.** Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

**Default in Favor of Third Parties.** Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

**False Statements.** Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

**Insolvency.** The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

**Creditor or Forfeiture Proceedings.** Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

**Events Affecting Guarantor.** Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.

**Insecurity.** Lender in good faith believes itself insecure.

**Cure Provisions.** If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured if Borrower, after Lender sends written notice to Borrower demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

**LENDER'S RIGHTS.** Upon default, Lender may declare the entire unpaid principal balance under this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

**ATTORNEYS' FEES; EXPENSES.** Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. Borrower also will pay any court costs, in addition to all other sums provided by law.

**GOVERNING LAW.** This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of California.

**CHOICE OF VENUE.** If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Sacramento County,

State of California.

**RIGHT OF SETOFF.** To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

**COLLATERAL.** Borrower acknowledges this Note is secured by the following collateral described in the security instrument listed herein: deposit accounts described in an Assignment of Deposit Account dated April 11, 2014.

**DISPUTE RESOLUTION.** Borrower and Lender desire to resolve quickly and efficiently any disputes that might arise between them. For any controversy, claim or judicial action arising from or relating to this Note or any related agreement, transaction or conduct, whether sounding in contract, tort or otherwise:

Judicial Reference. Where an action is pending before a court of any judicial district of the State of California, Borrower and Lender shall each have the right to require that all questions of fact or law be submitted to general reference pursuant to California Code of Civil Procedure Section 638 et seq., and any successor statutes thereto.

(1) A single referee who is a retired superior court judge shall be appointed by the court pursuant to Code of Civil Procedure 640 and shall preside over the reference proceeding. If Borrower and Lender do not agree upon the referee, each of them may submit to the court up to three nominees who are retired superior court judges.

(2) If Borrower and Lender do not agree on how the payment of the referee's fees and expenses will be shared, the court may apportion such fees and expenses between Borrower and Lender in a fair and reasonable manner that is consistent with Code of Civil Procedure Section 645.1.

(3) Borrower and Lender shall be entitled to discovery, and the referee shall oversee discovery and may enforce all discovery orders in the same manner as any trial court judge.

(4) The referee's statement of decision shall contain written findings of fact and conclusions of law, and the court shall enter judgment thereon pursuant to Code of Civil Procedure Sections 644(a) and 645. The decision of the referee shall then be appealable as if made by the court.

No provision of this section shall limit the right of any party to exercise self-help remedies, to foreclose against or sell any real or personal property collateral or to obtain provisional or ancillary remedies, such as injunctive relief or appointment of a receiver, from a court of competent jurisdiction before, after, or during the pendency of any reference proceeding. The exercise of a remedy does not waive the right of either party to resort to reference.

Jury Trial Waiver. In any action pending before any court of any jurisdiction, Borrower waives, and Lender shall not have, any right to a jury trial.

**FINANCIAL STATEMENTS AND TAX RETURNS.** Borrower and/or Guarantor hereby agrees to furnish Lender with current financial statements, tax returns and other related information at such frequencies and in such detail as Lender may reasonably request. Borrower and/or Guarantor hereby understands that if Borrower and/or Guarantor does not provide Lender with requested information within 30 days of filing with Security and Exchange Commission and Internal Revenue Service from date of Lender's request, Lender shall change the loan rate to the default rate as stated in your Promissory Note and the earning rate of the loan shall remain at the default rate until such time that Lender has received any and all items requested.

**SUCCESSOR INTERESTS.** The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

**NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES.** Borrower may notify Lender if Lender reports any inaccurate information about Borrower's account(s) to a consumer reporting agency. Borrower's written notice describing the specific inaccuracy(ies) should be sent to Lender at the following address: Five Star Bank Note Department P.O. Box 779000 Rocklin, CA 95677.

**GENERAL PROVISIONS.** This Note is payable on demand. The inclusion of specific default provisions or rights of Lender shall not preclude Lender's right to declare payment of this Note on its demand. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Each Borrower understands and agrees that, with or without notice to Borrower, Lender may with respect to any other Borrower (a) make one or more additional secured or unsecured loans or otherwise extend additional credit; (b) alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of any indebtedness, including increases and decreases of the rate of interest on the indebtedness; (c) exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any security, with or without the substitution of new collateral; (d) apply such security and direct the order or manner of sale thereof, including without limitation, any non-judicial sale permitted by the terms of the controlling security agreements, as Lender in its discretion may determine; (e) release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; and (f) determine how, when and what application of payments and credits shall be made on any other indebtedness owing by such other Borrower. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

**PRIOR TO SIGNING THIS NOTE, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. EACH BORROWER AGREES TO THE TERMS OF THE NOTE.**

**BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.**

**BORROWER:**

**MARRONE MICHIGAN MANUFACTURING, LLC, A DELAWARE LIMITED LIABILITY COMPANY**

**MARRONE BIO INNOVATIONS, INC., A DELAWARE CORPORATION, Member of Marrone Michigan Manufacturing, LLC, a Delaware limited liability company**

By: [signature]
Pamela G. Marrone, President of Marrone Bio Innovations, Inc., a Delaware corporation

By: [signature]
James B. Boyd, Chief Financial Officer of Marrone Bio Innovations, Inc., a Delaware corporation

**MARRONE BIO INNOVATIONS, INC., A DELAWARE CORPORATION**

By: [signature]
Pamela G. Marrone, President of Marrone Bio Innovations, Inc., a Delaware corporation

By: [signature]
James Boyd, Chief Financial Officer of Marrone Bio Innovations, Inc., a Delaware corporation